UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 6, 2023

BLUE BIRD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36267	46-3891989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3920 Arkwright Road
2nd Floor
Macon, Georgia 31210

(Address of principal executive offices and zip code)
(478) 822-2801

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	BLBD	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)     On March 6, 2023, Kathleen M. Shaw, Ph.D., a Class II director of Blue Bird Corporation (the “Company”), informed our Chairman of the Board that she would resign from our Board of Directors, effective April 2, 2023. Dr. Shaw has accepted a full time leadership position with a government authority that requires that she step off our Board.
Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)    On March 8, 2023, the Company held its annual meeting of stockholders. The Company solicited proxies for the meeting pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As of the record date of January 13, 2023, there were 32,032,067 shares of common stock outstanding and entitled to vote at the annual meeting. At the annual meeting, a total of 28,973,314 shares, or 90.4% of the outstanding shares of common stock, were voted by proxy or in person.

(b)     The following matters were voted upon by stockholders at the annual meeting.

(1) Proposal One - Election of Directors. Three nominees for election as directors to Class III of the Company’s classified board were elected for three-year terms (until the 2026 annual meeting), with the results of the voting as follows:

Nominee	Term Expires (at annual meeting of stockholders)	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Douglas Grimm	2026	26,636,356	372,558	-	1,964,400
Philip Horlock	2026	25,893,001	1,115,913	-	1,964,400
Jared Sperling	2026	26,905,458	103,456	-	1,964,400

The terms of the following Class I directors will continue until the 2024 annual meeting of stockholders: Gurminder S. Bedi, Kevin Penn and Alan H. Schumacher. The terms of the following Class II directors will continue until the 2025 annual meeting of stockholders: Chan W. Galbato, Adam Gray, Kathleen M. Shaw, Ph.D. and Matthew Stevenson.

(2) Proposal Two – Advisory Vote to Approve Executive Compensation (“Say-On-Pay” Proposal). Proposal Two was approved, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,172,512	1,810,338	26,064	1,964,400

(3) Proposal Three - Ratification of Appointment of BDO USA, LLP as the Independent Registered Public Accounting Firm for Fiscal Year 2023. Proposal Three was approved, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,334,025	4,311	614,978	—

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

104     Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE BIRD CORPORATION

By:	/s/ Ted Scartz
Name:	Ted Scartz
Title:	Senior Vice President and General Counsel
Dated: March 10, 2023